Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE
May 15, 2015

BLUE DOLPHIN REPORTS FIRST QUARTER 2015 RESULTS

Houston, May 15, 2015 / Issuer Direct / -- Blue Dolphin Energy Company (“Blue Dolphin”)(OTCQX:BDCO), an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale, reported first quarter 2015 results.

Performance Highlights

-	Total adjusted EBITDA increased $1.7 million, or nearly 25%, for the quarter ended March 31, 2015 compared to the quarter ended March 31, 2014; and
-	Refinery operations adjusted EBITDA increased $1.8 million, or nearly 25%, for the first quarter of 2015 compared to the same period a year earlier.

Blue Dolphin reported total adjusted EBITDA of $8.7 million for the quarter ended March 31, 2015 compared to total adjusted EBITDA of $7.0 million for the prior year period.  Blue Dolphin reported refinery operations adjusted EBITDA of $9.1 million for the quarter ended March 31, 2015 compared to refinery operations adjusted EBITDA of $7.3 million for the prior year period. (See “Non-GAAP Performance Measures” in this press release for the definition of adjusted EBITDA.  A reconciliation of adjusted EBITDA to net income is also provided herein.)  Blue Dolphin reported net income of $3.7 million, or income of $0.35 per share, for the quarter ended March 31, 2015 compared to net income of $6.2 million, or income of $0.59 per share, for the same quarter in 2014.

“Our refinery operations adjusted EBITDA improved significantly between the periods, driven by lower crude costs and improved refining margins despite relatively flat throughput and production volumes,” said Jonathan P. Carroll, Chairman, Chief Executive Officer and President of Blue Dolphin.

	Three Months Ended
	March 31,
	2015	2014
	(in millions)

Total revenue from operations	$61.4	$120.7
Total cost of operations	(55.6)	(114.2)

Income from operations	5.8	6.5

Total other income (expense)	(0.1)	(0.1)

Income before income taxes	5.7	6.4
Income tax expense	(2.0)	(0.2)
Net income	$3.7	$6.2

Income per common share
Basic	$0.35	$0.59
Diluted	$0.35	$0.59

Total cash flow from operations totaled $2.6 million for quarter ended March 31, 2015 compared to $5.2 million for the same quarter a year earlier, representing a decrease of $2.6 million.  The decrease in total cash flow from operations was primarily due to payments of $1.8 million and $1.0 million in JMA Profit Share and accounts payable, related party.

Refinery Operations Summary

	Three Months Ended March 31,
	2015	2014

Operating Days	90	90

Downtime	-	-

Total refinery throughput(1)
bbls	1,062,388	1,092,007
bpd	11,804	12,133

Total refinery production
bbls	1,044,210	1,073,638
bpd	11,602	11,929

Total refined petroleum product sales
bbls	1,026,884	1,076,764

Fuel and losses
bbls	18,178	18,369
bpd	202	204

Capacity utilization rate
refinery throughput	78.7%	80.9%
refinery production	77.3%	79.5%

(1)  Throughput represents feedstocks.  The Nixon Facility’s feedstock consists of crude oil and condensate.

The Nixon Facility experienced no days for downtime in the quarter ended March 31, 2015 or 2014.  The Nixon Facility processed 1,062,388 barrels (“bbls”), or 11,804 barrels per day (“bpd”), of crude oil and condensate in the first quarter 2015 compared to 1,092,007 bbls, or 12,133 bpd, of crude oil and condensate for first quarter 2014.  The Nixon Facility produced 1,044,210 bbls, or 11,602 bpd, of refined petroleum products in the first quarter 2015 compared to 1,073,638 bbls, or 11,929 bpd, of refined petroleum products in the same period a year earlier. Total refinery throughput and total refinery production remained relatively stable between the periods.

The capacity utilization rate for refinery throughput for the first quarter 2015 was 78.7% compared to 80.9% for the first quarter 2014, reflecting a nominal decrease of approximately 2%.  The capacity utilization rate for refinery production for the same periods was 77.3% and 79.5%, respectively, reflecting a nominal decrease of approximately 2%.  The decrease in capacity utilization rates for refinery throughput and refinery production related to slight decreases in throughput and production volumes.  Fuel and losses at the Nixon Facility were 18,178 bbls, or 202 bpd, compared to 18,369, or 204 bpd, for comparable periods.  The nominal decrease in fuel and losses of 191 bbls, or 2 bpd, was the result of operational efficiency improvements.

Refinery operating income before the JMA Profit Share was $8.8 million for the quarter ended March 31, 2015 compared to $7.0 million for the same period a year earlier.  Refinery operating income including the JMA Profit Share was $6.4 million for the quarter ended March 31, 2015 compared to $7.0 million for the comparable period a year earlier.

Non-GAAP Performance Measures

This press release and its accompanying financial schedules report adjusted EBITDA, EBITDA, and refinery operating income, which are financial performance measures defined as non-GAAP by the Securities and Exchange Commission (the “SEC”).  These non-GAAP financial performance measures are used by management to assess Blue Dolphin’s operating results and the effectiveness of its business segments.  Blue Dolphin’s financial performance measures may be different than non-GAAP financial performance measures used by other companies.  The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles ("GAAP").

Below are the definitions of non-GAAP performance measures used by management in this press release:

-
Adjusted earnings before interest, income taxes and depreciation (“EBITDA”) reflects EBITDA less the JMA Profit Share.  The JMA Profit Share represents the GEL Profit Share plus the GEL Performance Fee for the period pursuant to the Joint Marketing Agreement.  Refinery Operations Adjusted EBITDA reflects adjusted EBITDA for our refinery operations business segment.  Total adjusted EBITDA reflects adjusted EBITDA for our refinery operations and pipeline transportation business segments, as well as corporate and other;

-
EBITDA earnings are adjusted for: (i) interest income (expense), (ii) income taxes, and (iii) depreciation and amortization. We exclude from EBITDA other expenses or income not pertaining to the operations of our business segments.  Refinery operations EBITDA reflects EBITDA for our refinery operations business segment.  Total EBITDA reflects EBITDA for our refinery operations and pipeline transportation business segments, as well as corporate and other; and

-
Refinery operating income reflects refined petroleum product sales less direct operating costs (including cost of refined petroleum products sold and refinery operating expenses) and the JMA profit share, which is an indirect operating expense.

About Blue Dolphin

Blue Dolphin Energy Company (OTCQX: BDCO) is an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale.  Blue Dolphin’s primary business is refinery operations at the 15,000 bpd Nixon Facility, which includes the refining of crude oil and condensate into marketable finished and intermediate products, as well as petroleum storage and terminaling. Blue Dolphin also owns and operates pipeline assets and has leasehold interests in oil and gas properties, which are considered non-core. For additional information, visit Blue Dolphin's corporate website at http://www.blue-dolphin-energy.com.

Contact:

Jonathan P. Carroll
Chief Executive Officer and President
713-568-4725

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements included in this press release, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are “forward-looking” statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to: dangers inherent in oil and gas operations that could cause disruptions and expose us to potentially significant losses, costs or liabilities and reduce our liquidity; geographic concentration of our assets, which creates a significant exposure to the risks of the regional economy; competition from companies having greater financial and other resources; laws and regulations regarding personnel and process safety, as well as environmental, health and safety, for which failure to comply may result in substantial fines, criminal sanctions, permit revocations, injunctions, facility shutdowns and/or significant capital expenditures; insurance coverage that may be inadequate or expensive; related party transactions with LEH and its affiliates, which may cause conflicts of interest; loss of executive officers or key employees, as well as a shortage of skilled labor or disruptions in our labor force, which may make it difficult to maintain productivity; our dependence on Lazarus Energy Holdings, LLC (“LEH”) for financing and management of our property and the property of our subsidiaries; capital needs for which our internally generated cash flows and other sources of liquidity may not be adequate; our ability to use net operating loss carryforwards, which are subject to limitation, to offset future taxable income for U.S. federal income tax purposes, and other factors set forth under the heading “Risk Factors” in Part I, Item 1A of Blue Dolphin’s previously filed Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Blue Dolphin undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #

Blue Dolphin Energy Company & Subsidiaries

Consolidated Balance Sheets

	March 31,	December 31,
	2015	2014

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,279,206	$1,293,233
Restricted cash	1,011,112	1,008,514
Accounts receivable	9,876,395	8,340,303
Prepaid expenses and other current assets	120,764	771,458
Deposits	120,176	68,498
Inventory	3,070,710	3,200,651
Deferred tax assets, current portion, net	17,779	-
Total current assets	16,496,142	14,682,657

Total property and equipment, net	38,263,759	37,371,075
Surety bonds	1,642,000	1,642,000
Debt issue costs, net	500,122	479,737
Trade name	303,346	303,346
Deferred tax assets, net	3,934,843	5,928,342
TOTAL ASSETS	$61,140,212	$60,407,157

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$9,882,225	$12,370,179
Accounts payable, related party	119,645	1,174,168
Asset retirement obligations, current portion	86,341	85,846
Accrued expenses and other current liabilities	3,773,607	2,783,704
Interest payable, current portion	47,310	56,039
Long-term debt, current portion	1,263,057	1,245,476
Deferred tax liabilities, net	-	168,236
Total current liabilities	15,172,185	17,883,648

Long-term liabilities:
Asset retirement obligations, net of current portion	1,833,693	1,780,924
Deferred revenues and expenses	648,305	691,525
Long-term debt, net of current portion	10,491,117	10,808,803
Long-term interest payable, net of current portion	1,326,080	1,274,789
Total long-term liabilities	14,299,195	14,556,041

TOTAL LIABILITIES	29,471,380	32,439,689

Commitments and contingencies (Note 20)

STOCKHOLDERS' EQUITY
Common stock ($0.01 par value, 20,000,000 shares authorized;10,599,444
shares issued at March 31, 2015 and December 31, 2014)	105,995	105,995
Additional paid-in capital	36,718,781	36,718,781
Accumulated deficit	(4,355,944)	(8,057,308)
Treasury stock, 150,000 shares at cost	(800,000)	(800,000)
Total stockholders' equity	31,668,832	27,967,468
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$61,140,212	$60,407,157

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the quarter ended March 31, 2015.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Operations

	Three Months Ended March 31,
	2015	2014

REVENUE FROM OPERATIONS
Refined product sales	$61,067,062	$120,376,151
Tank rental revenue	286,892	282,516
Pipeline operations	38,395	54,031
Total revenue from operations	61,392,349	120,712,698

COST OF OPERATIONS
Cost of refined products sold	49,387,449	110,415,607
Refinery operating expenses	2,880,971	2,955,019
Joint Marketing Agreement profit share	2,438,637	-
Pipeline operating expenses	46,596	27,729
Lease operating expenses	7,316	7,176
General and administrative expenses	345,884	369,484
Depletion, depreciation and amortization	399,231	390,605
Accretion expense	53,215	50,802
Total cost of operations	55,559,299	114,216,422
Income from operations	5,833,050	6,496,276

OTHER INCOME (EXPENSE)
Easement, interest and other income	66,007	154,220
Interest expense	(208,075)	(253,800)
Total other income (expense)	(142,068)	(99,580)

Income before income taxes	5,690,982	6,396,696

Income tax expense	(1,989,618)	(202,423)
Net income	$3,701,364	$6,194,273

Income per common share
Basic	$0.35	$0.59
Diluted	$0.35	$0.59

Weighted average number of common shares outstanding:
Basic	10,449,444	10,430,973
Diluted	10,449,444	10,430,973

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the quarter ended March 31, 2015.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Cash Flows

	Three Months Ended March 31,
	2015	2014
OPERATING ACTIVITIES
Net income	$3,701,364	$6,194,273
Adjustments to reconcile net income to net cash
provided by operating activities:
Depletion, depreciation and amortization	399,231	390,605
Unrealized gain on derivatives	548,190	127,100
Deferred taxes	1,807,484	-
Amortization of debt issue costs	8,450	8,450
Accretion expense	53,215	50,802
Changes in operating assets and liabilities
Restricted cash	(2,598)	(675,736)
Accounts receivable	(1,536,092)	3,738,092
Prepaid expenses and other current assets	650,694	70,655
Deposits and other assets	(80,513)	(449,553)
Inventory	129,941	289,506
Accounts payable, accrued expenses and other liabilities	(2,046,849)	(4,506,163)
Accounts payable, related party	(1,054,523)	(38,693)
Net cash provided by operating activities	2,577,994	5,199,338

INVESTING ACTIVITIES
Capital expenditures	(1,291,915)	(59,178)
Net cash used in investing activities	(1,291,915)	(59,178)

FINANCING ACTIVITIES
Payments on long-term debt	(300,106)	(5,267,116)
Payments on notes payable	-	(11,884)
Net cash used in financing activities	(300,106)	(5,279,000)
Net increase (decrease) in cash and cash equivalents	985,973	(138,840)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	1,293,233	434,717
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$2,279,206	$295,877

Supplemental Information:
Non-cash operating activities
Surety bond funded by seller of pipeline interest	$-	$850,000
Non-cash investing and financing activities:
New asset retirement obligations	$-	$300,980
Interest paid	$165,513	$902,176
Income taxes paid	$-	$-

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the quarter ended March 31, 2015.

Blue Dolphin Energy Company & Subsidiaries

Reconciliation of Adjusted EBITDA and EBITDA to Net Income

	Three Months Ended March 31, 2015				Three Months Ended March 31, 2014
	Segment				Segment
	Refinery	Pipeline	Corporate &		Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total	Operations	Transportation	Other	Total
Revenue from operations	$61,353,954	$38,395	$-	$61,392,349	$120,658,667	$54,031	$-	$120,712,698
Less: cost of operations(1)	(52,259,470)	(53,912)	(408,048)	(52,721,430)	(113,368,578)	(122,510)	(334,729)	(113,825,817)
Other non-interest income	-	62,500	-	62,500	-	125,000	-	125,000
Adjusted EBITDA	9,094,484	46,983	(408,048)	8,733,419	7,290,089	56,521	(334,729)	7,011,881
Less: JMA Profit Share(2)	(2,438,637)	-	-	(2,438,637)	-	-	-	-
EBITDA	$6,655,847	$46,983	$(408,048)	$6,294,782	$7,290,089	$56,521	$(334,729)	$7,011,881

Depletion, depreciation and amortization				(399,231)				(390,605)
Interest expense, net				(204,569)				(224,580)

Income before income taxes				5,690,982				6,396,696

Income tax expense				(1,989,618)				(202,423)

Net income				$3,701,364				$6,194,273

(1)
Operation cost within the “Refinery Operations” and “Pipeline Transportation” segments includes related general, administrative, and accretion expenses.  Operation cost within “Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.

(2)
The JMA Profit Share represents the GEL Profit Share plus the GEL Performance Fee for the period pursuant to the Joint Marketing Agreement.  For additional information related to the Joint Marketing Agreement, see “Part 1, Item 1 - Note (20) Commitments and Contingencies” and “Part 1, Item 2. Management’s Discussion and Analysis and Results of Operations – Relationship with Genesis” in our quarterly report on Form 10-Q for the quarter ended March 31, 2015.

Blue Dolphin Energy Company & Subsidiaries

Reconciliation of Refinery Operating Income to Refined Petroleum Product Sales,
Cost of Refined Petroleum Products Sold, Refinery Operating Expenses and JMA Profit Share

	March 31,
	2015	2014

Total refined petroleum product sales	$61,067,062	$120,376,151
Less: Cost of refined petroleum products sold	(49,387,449)	(110,415,607)
Less: Refinery operating expenses	(2,880,971)	(2,955,019)
Refinery operating income before JMA Profit Share	8,798,642	7,005,525
Less: JMA Profit Share	(2,438,637)	-

Refinery operating income	$6,360,005	$7,005,525

Total refined petroleum product sales (bbls)	1,026,884	1,076,764

For a reconciliation of refined petroleum product sales to total revenue from operations for our consolidated operations, refer to the Consolidated Statements of Operations” contained within this press release.